COLUMBIA FUNDS SERIES TRUST II

Columbia Retirement 2005 Portfolio

Columbia Retirement 2010 Portfolio

Columbia Retirement 2015 Portfolio

Columbia Retirement 2020 Portfolio

Columbia Retirement 2025 Portfolio

Columbia Retirement 2030 Portfolio

Columbia Retirement 2035 Portfolio

Columbia Retirement 2040 Portfolio

Supplement dated August 30, 2010

to the Statement of Additional Information (the “SAI”) dated March 1, 2010, as supplemented

Effective September 7, 2010, the SAI for the Portfolios set forth above is supplemented as follows:

The disclosure in the first paragraph of the section entitled Investment Advisory and Other Services – Other Services Provided – The Transfer Agent is replaced with the following, except with respect to the disclosure relating to fees and reimbursements paid to the Previous Transfer Agent:

Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) is the transfer agent for the Portfolios. The Transfer Agent is located at One Financial Center, Boston, MA 02111. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Portfolios. Effective September 7, 2010, the Portfolios pay the Transfer Agent an annual transfer agency fee of $12.08 per account, payable monthly and, prior to September 7, 2010, paid the Transfer Agent an annual transfer agency fee of $22.36 per account, payable monthly. In addition, effective September 7, 2010, the Portfolios reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Portfolios, in an annual amount equal to 0.20% of the average aggregate value of the Portfolio’s shares maintained in such omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial owner is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent is reimbursed $16.00 annually, calculated monthly based on the total number of positions in such accounts at the end of such month). Prior to September 7, 2010, the Portfolios reimbursed the Transfer Agent for the fees and expenses the Transfer Agent paid to financial intermediaries that maintained omnibus accounts with the Portfolios, subject to a cap of up to $22.36 per account for financial intermediaries that sought payment by the Transfer Agent on a per account basis and a cap equal to 0.15% of a Portfolio’s net assets represented by such an account for financial intermediaries that sought payment by the Transfer Agent based on a percentage of net assets. The Portfolios also pay certain reimbursable out-of-pocket expenses of the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Portfolio shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolios. The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.

The second paragraph of the section entitled Brokerage Allocation and Other Practices – Additional Financial Intermediary Payments – Marketing Support Payments is replaced with the following:

While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary. The Distributor and affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain financial intermediaries. Such increased payments may enable the financial intermediaries to offset credits that they may provide to their customers.

The text of the section entitled Purchase, Redemption and Pricing of Shares – Purchase and Redemption – Contingent Deferred Sales Charge Waivers (Class A, Class B and Class C Shares) is deleted in its entirety.

The following section is inserted before Purchase, Redemption and Pricing of Shares – Purchase and Redemption – Anti-Money Laundering Compliance:

Minimum Initial Investment in Class Z Shares

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectus, as supplemented. In addition to the categories of Class Z investors described in the prospectus, as supplemented, the minimum initial investment in Class Z shares is as follows:

There is no minimum initial investment in Class Z shares for any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

Shareholders should retain this Supplement for future reference.

C-6515-1 A (8/10)

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